INVESTOR PRESENTATION MAY 2017

Forward Looking Statements Some of the information included herein may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements give our current expectations and may contain projections of results of operations or of financial condition, or forecasts of future events. Words such as ―may,‖ ―assume,‖ ―forecast,‖ ―position,‖ ―predict,‖ ―strategy,‖ ―expect,‖ ―intend,‖ ―plan,‖ ―estimate,‖ ―anticipate,‖ ―could,‖ ―believe,‖ ―project,‖ ―budget,‖ ―potential,‖ or ―continue,‖ and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no expected results of operations or financial condition or other forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush Partners LP’s (―Hi-Crush‖) reports filed with the Securities and Exchange Commission (―SEC‖), including those described under Item 1A, ―Risk Factors‖ of Hi-Crush’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward- looking statements include: whether we are able to complete the Blair acquisition, the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any litigation, claims or assessments, including unasserted claims; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Hi-Crush’s forward-looking statements speak only as of the date made and Hi-Crush undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. 2

Strategic Update Kermit Facility construction. Photo dated April 20, 2017

Strategically Positioned

Capacity Represents Opportunity

- **Current capacity:** Operating all four existing sand facilities; total production capacity of 10.4mm TPY
- **Facility restarts:** Recently re-started Augusta wet plant and full Whitehall facility to meet growing demand; Q2 2017 volumes expected to increase 50-60% sequentially
- **Expected capacity:** Expect to operate 13.4mm TPY by end of Q3 2017 with completion of new Kermit facility in the heart of the Permian Basin

Asset Base Well-Aligned with Demands

- **Best-in-class production costs:** Combined portfolio represents ~$12/ton average production cost; meaningful strategic advantage relative to competitors
- **Kermit development:** Constructing 3mm TPY facility; expect lowest delivered cost to the well site in the Permian due to quality reserves and advantaged location
- **Attractive mesh mix:** Producing 65%+ fine mesh in 2017; up to 75% with minimal increase in production cost; well-positioned to serve growing market demand
- **Last mile logistics solution:** Growing market acceptance; PropStream™ expected to contribute positive EBITDA going forward

Financial Flexibility

- **Maintaining flexibility:** No new debt to finance recent transformative transactions
- **Strong liquidity:** Total liquidity as of 3/31/17 of ~$115 million including ~$55 million cash; creates meaningful flexibility to pursue identified growth opportunities
- **All railcars active:** All railcars in active service to meet growing demand; increasing unit train utilization; drives additional cost savings

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Performance Under Pressure
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Hi-Crush’s Production Portfolio 5 1) Reserve life estimates based on reserve reports prepared by JT Boyd. Wyeville Blair Augusta Whitehall Kermit Capacity 1.85mm TPY 2.86mm TPY 2.86mm TPY 2.86mm TPY 3.00mm TPY Type Northern White Northern White Northern White Northern White In-basin Reserve Life1 41 years 41 years 14 years 28 years 18 years Rail Access Union Pacific Canadian National Union Pacific Canadian National Not Required (Truck) Location Wisconsin Wisconsin Wisconsin Wisconsin Winkler Co., TX Status Active Active Active Active Under construction: expected 3Q17 Site

Effective Capacity to Meet Growing Demand 6 Blair 2.86mm TPY Wyeville 1.85mm TPY Augusta 2.86mm TPY Whitehall 2.86mm TPY Kermit 3.00mm TPY Fully Utilized Partially Utilized Restart (September) Idle Not Owned Fully Utilized Fully Utilized Fully Utilized Fully Utilized Fully Utilized Fully Utilized Fully Utilized Fully Utilized Fully Utilized Fully Utilized Partially Utilized Partially Utilized Ramping Up Fully Utilized Fully Utilized Idle Restart (March) Ramping Up Fully Utilized Fully Utilized Not Owned Under Construction Under Construction Ramping Up Fully Utilized Q3 ‘16 Q4 ‘16 Q1 ‘17 Apr ‘17 Q3 ‘17e Q4 ‘17e 10.4 10.4 10.4 10.4 13.4 13.4 Nameplate Capacity (mm TPY)

Leveraging Our Competitive Advantages

Factor	Our Position	The Hi-Crush Advantage	
Size and Scale	Five facilities, 13.4mm[1] tons of annual capacity	Top-tier supplier with operational flexibility and ability to meet dynamic customer needs	
Supply Diversity	Leading supplier of Northern White and in-basin frac sand	In Q3 2017, expect to operate 13.4mm[1] TPY of low-cost, high-quality production with diversity of grades and sand types	
Low Cost	Market leading cost structure	Best-in-class cost structure provides competitive, financial and operational advantages from mine site to well site	
Distribution Network	Two class-1 rail origins; strategic and expanding owned terminal network	Direct access to UP and CN railroads combined with PropStream last-mile solution extends low-cost competitive advantages to the well site	
Customer Relationships	Strong, long-term relationships	Gaining profitable market share through close partnerships with key customers who are consolidating their supply sources	
Balance Sheet	Ample liquidity and significant capital flexibility	Provides resources if needed; enhances ability to pursue identified attractive growth opportunities	
Focused Strategy	A clear strategy to win long-term	Positioned to profitably capture long-term market share	

1) Facilities and capacity include 3mm TPY Kermit production facility, which is expected to be completed in Q3 2017.

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Permian Basin Sand Company Acquisition

Acquisition Overview

- 55+ million tons of high-quality fine mesh reserves
- Unique deposit of above-ground sand, strategically positioned in the heart of the Permian Basin
- Located within 75-mile radius of significant Delaware and Midland Basin activity
- Advantaged trucking proximity to key demand markets; location drives value and margin premium
- Location and existing infrastructure address significant barriers to entry for in-basin supply
- Total consideration of $262mm, funded with cash from primary common unit offering and common units to seller
- Closed March 2017

Strategic Alignment

- Constructing purpose-built 3mm TPY production facility ("Kermit Facility")
- Production expected to commence in Q3 2017
- Production costs expected to be in line with all Hi-Crush facilities
- Contracts with blue chip customers in place for over 1mm TPY; expect capacity to be substantially contracted prior to start of operations
- Year-round operation of wet plant; simplifies inventory planning process
- Enables expansion of customer base and enhances service offering
- Opportunity to leverage PropStream capabilities and avoid logistical bottlenecks; creates highly efficient mine-to-well solution servicing all of the Permian basin

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Kermit Advantages Overcome Barriers to In-Basin Supply 9 Roads: Sufficient existing road access supports significant volume of trucks (~120k trucks/yr. for 3MM TPY plant) Proximity: Within 75 miles of significant activity; regional range for economic delivery of proppant generally 200-miles or less from well site Power: Sufficient on-site access to electricity and natural gas to run plants and related infrastructure Habitat: Proactive wildlife initiatives indicate no concerns that would otherwise increase time, costs and risks to develop Oil and Gas Activity: Existing oil and gas wells and pipelines impose no limitation on 55+ mm tons of reserves to be mined Water: More than sufficient access to water required to run wet plant; no reliance on third party source All criteria necessary for successful development of in-basin supply

Kermit Facility – Optimally and Uniquely Positioned

Our Advantage

- **Cost advantage:** Location and proximity advantage lowers trucking cost to well, supporting lowest cost sand - not just in-basin but to well site
- **Location:** Optimally located to serve both the Delaware and Midland Basins in the Permian
- **Permian activity:** Large resource potential with multiple pay-zones driving outsized activity growth
- **Permits:** >1,500 horizontal wells permitted within 75-mile radius of Kermit since January 2017[1]
- **Trends:** Completion techniques, including longer laterals and greater proppant loadings maximizes demand per well
- **Demand:** Potential frac sand supply shortfall for Permian demand of 30mm+ tons in 2018 will need to be filled by a combination of Northern White and expanded regional supply
- **Customers:** Multiple large and active operators in region; source for linked sales with PropStream

Strong Radius of Demand[1]


Yoakum
Terry
Lynn
Garza
Lea
Gaines
Dawson
Borden
Eddy
Andrews
Martin
Howard
Loving
Winkler
Ector
Midland
Glasscock
Culberson
Ward
Crane
Upton
Reagan
Reeves
Jeff Davis
Pecos
Crockett
Terrell

100-mile radius of Kermit facility

Delaware Basin counties

Midland Basin counties

Heat map of proppant consumption

1) Source: Navport.

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Performance Under Pressure

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Pecos Terminal Further Enhances Permian Position 11 • Projected completion date – October 2017 • Complements Kermit facility as incremental demand in Delaware basin will be supplied by Northern White sand • First mover advantage with unit train capable terminal facility with vertical storage in the Southern Delaware; also manifest capable with rail-to-truck operations • Furthers Hi-Crush strategy of owning and operating key logistics infrastructure to provide frac sand from the mine to the well • Ensures service priority, and creates critical launching point for last-mile operations, including PropStream integrated logistics solution Dedicated rail park and transload terminal for proppant strategically located in the Delaware Basin The Pecos Rail Terminal Terminal Overview

Business Update

Volumes Increasing with Utilization to Meet Demand 13 1) Nameplate capacity based on 10.4mm TPY. 898 1,024 1,181 1,482 1,195 1,190 1,409 1,209 963 849 1,083 1,359 1,385 0 400 800 1,200 1,600 2,000 2,400 2,800 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17E 000s tons Volumes Sold Nameplate Capacity Q2 2017 volumes expected to increase 50-60% sequentially, run-rate represents ~80-85% of nameplate capacity1 Q1 2017 volumes flat as expected due to limited wet sand inventory; run-rate represents ~51% of nameplate capacity HCLP Quarterly Volumes Sold (000s tons) Proactively investing through the cycle to meet growing demand

Strong Frac Sand Fundamentals 14 Supportive Fundamentals Targeting of Shale & Unconventional Increased Horizontal Drilling Longer Laterals Lengths More Stages per Foot More Sand per Stage More Wells Drilled per Rig GREATER FRAC SAND INTENSITY Greater frac sand intensity driven by multiple unchanged factors • Sand intensity trends key driver of increased demand; ―super fracs‖ growing to 25,000+ tons per well • Drilled but uncompleted well (―DUC‖) backlog and represents pent-up demand for frac sand • Greenfield and brownfield expansions of sand supply constrained by multiple factors

Leverage to Current Upcycle vs. Prior Peak 15 2,000 rigs 27 days 13 wells 26,000 wells 2,500 tons 65,000,000 tons Total U.S. Rig Count Days to Drill per Well Wells Drilled per Year per Rig Total Wells Drilled per Year Avg. Sand Usage per Well Annual Sand Demand (Potential) Old Model Note: Hypothetical example for illustrative purposes only. Some results rounded. Excludes contribution from DUC completion and further potential improvements in rig efficiency and/or sand usage per well. 900 rigs 18 days 20 wells 18,000 wells 5,250 tons 94,500,000 tons New Model +45% Calculated Calculated Assumed Assumed Assumed Significant leverage to further demand increases associated with greater drilling efficiencies and higher proppant loadings

Potential Sand Demand Matrix 16 1) Total U.S. onshore rigs, 2017 YTD average. Source: Baker Hughes. 2) Total U.S. onshore rigs, current as of 4/28/17. Source: Baker Hughes. 3) Estimated average proppant usage per well as of April 2017. 7481 800 850 8532 900 950 1,000 4,500 67 72 77 77 81 86 90 4,750 71 76 81 81 86 90 95 5,000 75 80 85 85 90 95 100 5,2503 79 84 89 90 95 100 105 5,500 82 88 94 94 99 105 110 5,750 86 92 98 98 104 109 115 6,000 90 96 102 102 108 114 120 ---------------------------------------------------- Rig Count ------------------------------------------------------ -- -- Sand Usage/Well (tons) - -- - • Current onshore rig count of 8532; 2017 YTD average of 7481 • Potential demand upside from drawdown of DUC inventory; activity not directly driven by rig activity Demand Matrix Commentary • Matrix assumes 18 days to drill; 1 day faster drill time increases total demand by 4.5MM TPY (900 total rigs / 5,250 tons/well) • Average proppant intensity per foot continues to increase; leading edge ~25,000 tons/well

Logistics Ownership Creates Logistics Flexibility



Wisconsin
Augusta
Blair
Whitehall
Wyeville
Bakken
DJ Basin
Kermit facility
Permian
MidCon
Eagle Ford
Marcellus / Utica
Rail-served Sand Facility
Mine-to-Well Sand Facility
Existing Terminal (HCLP owned)
Pecos Terminal (HCLP owned)
Existing Terminal (Third party)

Logistics Network

- 69% of volumes delivered in-basin in Q1 2017
- 75%+ of Q1 2017 in-basin volumes delivered through Hi-Crush owned and operated terminals
- Transload priority ensures highest quality customer service
- Access to multiple third party terminals
- Reduced potential for logistics bottlenecks
- Unit train capabilities at majority of over 100 origination/destination pairings
- Expanding in Permian and other regions; new Pecos terminal under construction

Note: Map does not reflect all third party terminals utilized by Hi-Crush to deliver sand to customers.

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Efficient Railcar Management 18 Railcar Fleet Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Leased or Owned 4,142 4,214 4,208 4,200 4,180 Customer or System 1,869 1,546 1,531 1,358 944 Total 6,011 5,760 5,739 5,558 5,124 In Storage 1,913 1,161 607 605 None Lease Costs (for the quarter ending) $7.1mm $7.5mm $7.3mm $7.0mm $6.9mm • Removed all cars from storage during Q1 2017 • 45% of cars shipped via unit train during Q1 2017 • Increasing shipments of cars via unit train to more than 60% in Q2 2017 Railcar Management Update Efficiently managing our railcar fleet; well-positioned to service increased activity

PropStream – Streamlining the Supply Chain

Differentiated Last-Mile Capabilities

- Developed fully-integrated PropStream delivery solution to provide containerized mine site to well site services
- Controls sand quality from origin to the blender hopper
- Purpose-built cubic design – greater tonnage into the container
- Highly efficient PropBeast™ conveyor systems – up to 20% faster delivery into the blender
- Fully enclosed system reduces particulate matter emissions by >90% versus pneumatic equipment, meeting 2018 OSHA requirements today
- Eliminates need for specialized equipment, significantly reduces capital intensity and other up-front costs
- Fully mobile system of conveyors, containers and trucks, with a significantly smaller well site footprint
- Lessens well site trucking congestion, reduces or eliminates demurrage


HI CRUSH
HI CRUSH




TII300

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Performance Under Pressure
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20 PropStream: Success Achieved in the Market • No lost-time incidents; greater than 99% uptime performance • Q1 2017 utilization of 79%; increased from Q4 2016 utilization of 48% • 4 crews in Permian and Northeast currently operating • Planning for 9 PropStream crews to be operating by end of 2017 Performance and Strategy

PropStream Partners with PropX

PropStream Overview

- PropStream is the last-mile delivery solution that is 100% owned and operated by Hi-Crush
- Hi-Crush owns an interest in Proppant Express Investments, LLC ("PropX"), the joint venture that manufactures containers and conveyors
- PropStream and others lease containers and purchase conveyors from PropX
- Ownership stake in PropX allows Hi-Crush to share the cost of organic development and leverage industry experience of partners in solving industry's current last-mile challenges
- Hi-Crush participates in profitability of PropX as systems gain market share



HI CRUSH
Joint Venture Partners
100%
PROP X
Manufacture
Manufacture
Containers
Conveyors
Lease
Purchase
PropStream
Mine. Move. Manage.
PropX Customers

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PropX Systems Are Poised to Grow Market Share 22 • Rapid market acceptance of containerized last-mile solutions • Successful roll-out enabling PropX to quickly grow market share • PropX projected to achieve 10%+ market share within 15 months of launch Systems Deployed 1 2 9 0 5 10 15 20 25 30 35 Q3 2016 Q4 2016 Q1 2017 Q4 2017 Systems PropStream Third Parties 10%+ Total Market Share

Financial Results

Comparison to Prior Quarters (Q1 2017)

$ in 000s, except per unit/ton	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
Revenues	$ 52,148	$ 38,429	$ 46,556	$ 67,297	$ 83,364
Adjusted EBITDA[1]	($ 11,204)	($ 3,401)	($ 3,461)	($ 334)	$ 1,911
Average selling price ($/ton)	$54	$45	$43	$49	$60
Sales volumes (tons)	962,998	849,263	1,082,974	1,358,511	1,384,887
Contribution margin ($/ton)[2]	$ 3.61	$ 3.54	$ 4.50	$ 3.51	$ 8.15

- Revenues benefited from the realization of higher pricing beginning in Q4 2016
- Q1 2017 was impacted by $1.6 million of one-time expenses
- As expected, Q1 2017 volumes largely flat sequentially; limited due to wet sand inventory and rapid demand growth; expect significant improvement in Q2 2017 sequential volumes as plants re-start
- Contribution margin impacted $2 per ton by winter effects; expected to improve in the near-term as facilities approach 100% of capacity

Note: Amounts have been recast to include the financial position and results attributable to Hi-Crush Blair LLC, Hi-Crush Whitehall LLC and Other Assets.

1) Adjusted EBITDA is defined as net income (loss) plus depreciation, depletion and amortization and interest and debt expense, net of interest income adjusted for earnings (loss) from equity method investments and any non-cash impairments of long-lived assets and goodwill. Q1 2017 was impacted by one-time expenses including $794 of costs associated with storage of idled railcars and costs to place railcars back in active service, $516 of acquisition related costs in connection with the Whitehall Contribution and $325 of nonrecurring business development expenses.

2) Contribution margin is defined as total revenues less costs of goods sold excluding depreciation, depletion and amortization. Contribution margin excludes other operating expenses and income, including costs not directly associated with the operations of our business such as accounting, human resources, information technology, legal, sales and other administrative activities.

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Improved Liquidity and Financial Flexibility 25 $ in 000s December 31, 2016 March 31, 2017 Cash $ 4,521 $ 55,498 Revolver $ - $ - Term loan1 189,715 189,490 Other notes payable 6,705 5,743 Total debt $ 196,420 $ 195,233 Net debt $ 191,899 $ 139,735 Revolver availability2 $ 66,368 $ 59,681 Available liquidity3 $ 70,889 $ 115,179 1) Senior secured term loan: $200 mm original face value at L+3.75%; rated Caa1 and B by Moody’s and Standard & Poor’s, respectively; includes accordion feature to increase capacity to $300 mm. Presented net of discounts and issuance costs. 2) Revolving credit agreement at 3/31/17: $59.7 mm available at L+4.50% ($75 mm capacity less $15.3 mm of LCs); includes accordion feature to increase capacity to $125 mm. 3) Revolver availability plus cash.

Credit Facility Provides Liquidity and Flexibility 26 1) Calculated as: (Fixed assets book value + eligible accounts receivable and inventory) / total funded debt. 2) Effective Period through June 29, 2017. 3) Leverage and interest coverage ratios for Q2 2017 – Q4 2017 based on annualized figures beginning April 1, 2017. • Capacity: Total revolver capacity of $75mm • 2017 Covenants: Leverage ratio maximum and interest coverage minimum; all with equity cure provision • Equity Cure: Equity cure provision available to cover any covenant shortfalls • Asset Coverage1: Minimum of 1.0x to draw funds during Effective Period2 • Permitted Distributions: Limited to 50% of DCF less scheduled amortization payments during Effective Period2 5.0x 4.5x 4.0x 3.5x 0x 1x 2x 3x 4x 5x 6x Q2 2017 Q3 2017 Q4 2017 Q1 2018 $mm Leverage Ratio Maximum3 and thereafter Equity cure provision available to address any potential EBITDA covenant shortfalls Credit Facility Terms Covenant Overview

Q1 2017 Summary – Statements of Operations

Unaudited Quarterly Consolidated Statements of Operations

(Amounts in thousands, except per unit amounts)

	Q1 2016 (1)(2)	Q2 2016 (1)(2)	Q3 2016 (2)	Q4 2016 (2)	Q1 2017
Revenues	$ 52,148	$ 38,429	$ 46,556	$ 67,297	$ 83,364
Cost of goods sold (excluding depreciation, depletion and amortization)	48,667	35,425	41,684	62,532	72,083
Depreciation, depletion and amortization	3,488	4,266	4,929	4,349	4,828
Gross profit (loss)	(7)	(1,262)	(57)	416	6,453
Operating costs and expenses:					
General and administrative expenses	15,003	6,616	8,499	5,383	9,677
Impairments and other expenses	33,747	103	148	27	—
Accretion of asset retirement obligations	103	107	109	111	114
Loss from operations	(48,860)	(8,088)	(8,813)	(5,105)	(3,338)
Other income (expense):					
Loss from equity method investments	—	—	—	—	(566)
Interest expense	(3,640)	(4,071)	(2,921)	(3,021)	(2,927)
Net loss	$ (52,500)	$ (12,159)	$ (11,734)	$ (8,126)	$ (6,831)
Loss per limited partner unit:					
Basic	$ (1.39)	$ (0.26)	$ (0.21)	$ (0.11)	$ (0.07)
Diluted	$ (1.39)	$ (0.26)	$ (0.21)	$ (0.11)	$ (0.07)

1) Financial information has been recast to include the financial position and results attributable to Hi-Crush Blair LLC.
2) Financial information has been recast to include the financial position and results attributable to Hi-Crush Whitehall LLC, 2.0% equity interest in Hi-Crush Augusta LLC and PDQ Properties LLC (together the "Other Assets").

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Q1 2017 Summary – EBITDA, Adjusted EBITDA & DCF

Unaudited EBITDA, Adjusted EBITDA and Distributable Cash Flow

(Amounts in thousands)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
Reconciliation of distributable cash flow to net loss:					
Net loss	$ (52,500)	$ (12,159)	$ (11,734)	$ (8,126)	$ (6,831)
Depreciation and depletion expense	3,491	4,266	4,932	4,350	4,829
Amortization expense	420	421	420	421	420
Interest expense	3,640	4,071	2,921	3,021	2,927
EBITDA	(44,949)	(3,401)	(3,461)	(334)	1,345
Loss from equity method investments	—	—	—	—	566
Non-cash impairments of goodwill and long-lived assets	33,745	—	—	—	—
Adjusted EBITDA	(11,204)	(3,401)	(3,461)	(334)	1,911
Less: Cash interest paid	(3,246)	(3,344)	(2,548)	(2,649)	(2,554)
Less: Maintenance and replacement capital expenditures, including accrual for reserve replacement (1)	(1,245)	(1,164)	(1,554)	(1,717)	(1,845)
Add: Accretion of asset retirement obligations	103	107	109	111	114
Add: Unit-based compensation	930	930	1,155	(395)	1,178
Distributable cash flow	(14,662)	(6,872)	(6,299)	(4,984)	(1,196)
Adjusted for: Distributable cash flow attributable to assets contributed by the sponsor, prior to the period in which the contribution occurred (2)	835	627	(400)	579	1,247
Distributable cash flow attributable to Hi-Crush Partners LP	(13,827)	(6,245)	(6,699)	(4,405)	51
Less: Distributable cash flow attributable to holders of incentive distribution rights	—	—	—	—	—
Distributable cash flow attributable to limited partner unitholders	$ (13,827)	$ (6,245)	$ (6,699)	$ (4,405)	$ 51

1) Maintenance and replacement capital expenditures, including accrual for reserve replacement, were determined based on an estimated reserve replacement cost of $1.35 per ton produced and delivered during the period. Such expenditures include those associated with the replacement of equipment and sand reserves, to the extent that such expenditures are made to maintain our long-term operating capacity. The amount presented does not represent an actual reserve account or requirement to spend the capital.

2) The Partnership's historical financial information has been recast to consolidate Hi-Crush Blair LLC, Hi-Crush Whitehall LLC and Other Assets for the periods leading up to their contribution into the Partnership. For purposes of calculating distributable cash flow attributable to Hi-Crush Partners LP, the Partnership excludes the incremental amount of recast distributable cash flow earned during the periods prior to the contributions.

HI CRUSH PARTNERS LP
Performance Under Pressure
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Simple Structure; Incentivized Management Team 29 39% 61% 100% 77.3% LP 22.7% LP, 100% of IDRs Hi-Crush Proppants LLC (Sponsor) Avista Capital Parters and Co-Investors Management and Directors Hi-Crush Partners LP (NYSE: HCLP) Public Unitholders Hi-Crush GP LLC (General Partner)